SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 1996

                                 Honeywell Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                   1-971                  41-0415010
 ----------------         ----------------        --------------------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification No.)
  incorporation)

                                 Honeywell Plaza
                          Minneapolis, Minnesota 55408
                     ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (612) 951-1000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On September 13, 1996, the Registrant issued a News Release reporting on recent developments in the previously reported patent and antitrust lawsuits involving Litton Systems Inc. A copy of the News Release is filed herewith as
Exhibit 99(i). Further information regarding these matters is set forth in Part II, Item 1 of the Registrant's Quarterly Report on Form 10Q for the quarter ended June 30, 1996, as filed with the Commission on August 14, 1996.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits:

     99(i) Honeywell Inc. News Release dated September 13, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HONEYWELL INC.

                                        By: /s/ Edward D. Grayson
                                            --------------------------
                                              Edward D. Grayson
                                              Vice President and
                                              General Counsel

Date: September 17, 1996

                                INDEX TO EXHIBITS

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Exhibit No.

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  99(i)        Honeywell Inc. News Release dated September 13, 1996.

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